Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

On January 3, 2018, the Company changed its name to Evofem Biosciences Operations, Inc. (Evofem Operations) and increased its authorized common stock from 157,836,540 to 380,338,164 shares. No changes were made to the Company’s authorized preferred stock.

On January 17, 2018, immediately prior to the closing of the Merger, the Company issued to funds affiliated with Invesco Asset Management warrants for the purchase up to an aggregate of 155,081,982 shares of the Company’s common stock, which were net exercised on a cashless basis for 154,593,455 shares of the Company’s common stock. The shares of common stock of the Company issued upon net exercise of the Invesco Warrants were converted into the right to receive shares of common stock of Neothetics at the common stock exchange ratio described below.

On January 17, 2018, pursuant to the terms of the Merger Agreement, Nobelli Merger Sub, Inc., and Evofem Operations affected the Merger, resulting in Evofem Operations surviving as a wholly-owned subsidiary of Neothetics, Inc. (Neothetics). Immediately following the Merger, Neothetics changed its corporate name to Evofem Biosciences, Inc. Upon completion of the Merger:

•	The Company’s restricted stock units and restricted stock awards were cancelled;

•	Each share of the Company’s capital stock (other than the Company’s Series D stock), including its Series A, Series B, Series C-1 and Series C convertible preferred stock that converted to common stock, was exchanged for approximately 0.1540 shares of the Neothetics’ common stock and each share of the Company’s Series D stock was exchanged for approximately 515,924 shares of Neothetics’ common stock;

•	In accordance with the securities purchase agreement between Neothetics, the Company and Invesco Asset Management, Evofem Biosciences (formerly Neothetics) issued and sold an aggregate of $20.0 million of its common stock;

•	Neothetics assumed the Company’s 2012 Equity Incentive Plan and each outstanding stock option issued thereunder was converted into the right to purchase the number of shares of Neothetics common stock equal to approximately 0.1540 multiplied by the number of shares of the Company’s common stock issuable upon exercise of the option to purchase shares of the Company’s common stock;

•	Neothetics affected a 6:1 reverse stock split;

•	The Company’s Series D Warrant Rights were assumed by Neothetics and replaced with warrants for the purchase of 2,000,000 shares of Evofem Biosciences, formerly Neothetics, common stock, otherwise referred to as the WIM Warrant. The WIM Warrant will become exercisable on January 17, 2019 and shall remain exercisable until the earlier of January 18, 2022 or immediately prior to the completion of an acceleration event. The WIM Warrant will have an exercise price per share equal to the average closing sale prices of Evofem Biosciences, formerly Neothetics’ common stock as quoted on the NASDAQ Capital Market for the 30-consecutive trading days commencing January 18, 2018;

•	Upon completion of the Merger, previously existing stockholder and voting agreements by and between the Company and certain of its stockholders and itself were terminated; and,

•	Evofem Biosciences, formerly Neothetics, and WIM entered a voting agreement, whereby WIM caused each CF Woodford Equity Income Fund (WEIF), Woodford Omnis Income & Growth and Woodford Patient Capital Trust Plc (individually a Fund) to deliver to Evofem Biosciences a duly executed proxy. If at any one time a Fund individually owns stock in excess of 19.5% of the then issued and outstanding voting stock of Evofem Biosciences, then the stock held by each Fund shall be limited, in the aggregate, to 19.5% of the total votes. As of the close of the Merger, WEIF individually owned more than 19.5% of the Company’s voting stock in the aggregate and, therefore, WEIF’s voting percentage is limited to 19.5% of the total voting capital.